Exhibit 99.1

$[ - ] Notes (Approximate)

Accredited Mortgage Loan Trust 2004-4

SELLER, SERVICER

Accredited Home Lenders, Inc.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

$[    ]

(Approximate)

Accredited Mortgage Loan Trust 2004-4

Mortgage Pass-Through Certificates

Overview of the Offered Certificates

Certificates	Approximate Principal Balance(1) (4)	Expected Credit Support	Initial Pass- Through Rate (5)		Estimated Avg. Life (yrs) (2)	Principal Payment Window (2)(3)	Expected S&P/ Moodys Ratings
A-1			LIBOR + [ ]	%			[AAA/Aaa]
M-1			LIBOR + [ ]	%			[AA/Aa2]
M-2			LIBOR + [ ]	%			[A/A2]
M-3			LIBOR + [ ]	%			[A-/A3]
M-4			LIBOR + [ ]	%			[BBB+/Baa1]
M-5			LIBOR + [ ]	%			[BBB/Baa2]
M-6			[6.00	%]			[BBB-/Baa3]
Total

(1)	The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-off Date.
(2)	Assuming payment based on the pricing speeds outlined in “Key Terms – Pricing Prepayment Assumption” and to a 10% Clean-up Call on all Certificates.
(3)	The Last Scheduled Distribution Date for the Offered Certificates is the Distribution Date in [Date].
(4)	The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5)	See the “Structure of the Principal Certificates” section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

Selected Mortgage Pool Data (6)

	Fixed	Adjustable	Aggregate
Scheduled Principal Balance:	$310,759,705	$716,076,796	$1,026,836,502
Number of Mortgage Loans:	2,326	4,054	6,380
Average Scheduled Principal Balance:	$133,603	$176,635	$160,946
Weighted Average Gross Coupon:	6.920%	6.980%	6.962%
Weighted Average Net Coupon: (7)	6.418%	6.478%	6.460%
Weighted Average Current FICO Score:	632	622	625
Weighted Average Original LTV Ratio:	75.71%	79.03%	78.02%
Weighted Average Stated Remaining Term (months):	342	79.03%	78.02%
Weighted Average Seasoning(months):	2	359	354
Weighted Average Months to Roll:	N/A	2	2
Weighted Average Gross Margin: (8)	N/A	25	25
Weighted Average Initial Rate Cap: (8)	N/A	5.59%	5.59%
Weighted Average Periodic Rate Cap: (8)	N/A	1.50%	1.50%
Weighted Average Gross Maximum Lifetime Rate: (8)	N/A	1.50%	1.50%

(6)	All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(7)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing, trustee fee.
(8)	Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

•	The mortgage loans in the transaction consist of sub-prime fixed and adjustable rate, first and second lien residential mortgage loans (the “Mortgage Loans”) originated by Accredited Home Lenders, Inc. (“Accredited”).

•	Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of [ - ]% and excess spread.

•	The Mortgage Loans will be serviced by Accredited Home Lenders, Inc. (“Accredited”).

•	This transaction will contain a Swap Agreement with an initial notional amount of $[ - ]. Under the Swap Agreement, the trust shall be obligated to pay an amount equal to approximately [ - ]% (per annum rate) on the swap notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to One-Month LIBOR on the swap notional amount from the Swap Provider, on each Distribution Date, accrued during the swap accrual period, until the swap is retired.

•	None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as “high cost” loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

•	The transaction will be modeled on INTEX as “ACCT0404” and on Bloomberg as “ACCR 2004-4”.

•	The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:	November 22, 2004

Cut-off Date:	November 1, 2004

Expected Pricing Date:	On or before November 11, 2004

First Distribution Date:	December 27, 2004

Key Terms

Offered Certificates:	Class A, and Class M Certificates

Class A Certificates:	Class A-1 Certificates

Class M Certificates:	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates

LIBOR Certificates:	Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates

Issuer:	Accredited Mortgage Loan Trust 2004-4. The Issuer is expected to be a Delaware statutory trust which is expected to be wholly owned by Accredited Mortgage Loan REIT Trust (“REIT”).

Servicer:	Accredited Home Lenders, Inc.

Seller:	Accredited Mortgage Loan REIT Trust

Lead Manager:	Goldman, Sachs & Co.

Co-Managers:	Lehman Brothers, Credit Suisse First Boston, Barclays Capital, Morgan Stanley

Indenture Trustee:	Deutsche Bank National Trust Company

Owner Trustee:	U.S. Bank Trust National Association

Swap Provider:	TBD

Servicing Fee:	50 bps

Trustee Fee:	0.21 bps

Distribution Date:	25th day of the month or the following Business Day

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Record Date:	For any Distribution Date, the last Business Day of the accrual period.

Delay Days:	0 day delay on the LIBOR Certificates, 24 day delay on the M-6 Certificates.

Prepayment Period:	16th day of prior month (or in the case of the first Distribution Date, the Cut-off Date) through the 15th day of month of the related Distribution Date.

Due Period:	The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:	Actual/360 basis on the LIBOR Certificates, 30/360 on the M-6 Certificates.

Interest Accrual Period:	For the LIBOR Certificates, from the prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the M-6 Certificates, from and including the first day of the month prior to the month in which the current Distribution Date occurs to and including the last day of such month.

Pricing Prepayment Assumption:

Fixed Rate Loans: 100% PPC.

Adjustable-Rate Loans: 140% PPC.

100% PPC assumes that prepayments start at 4% in the first month of the mortgage loan (i.e. loan age), increase by approximately 1.45% each month to 20% in month 12, and remain at 20% CPR thereafter.

Mortgage Loans:	The Trust will consist of subprime, fixed and adjustable rate, first lien residential mortgage loans.

Excess Spread:	The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-off Date:

Initial Gross WAC (1):

Less Fees & Expenses (2):

Less Net Swap Payments (3):

Net WAC (1):

Less Initial Principal Certificate Coupon (Approx.)(4):

Initial Excess Spread (1):

(1)      This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

(2)      Includes the Servicing Fee and the Trustee Fee.

(3)      TBD

(4)      Assumes 1-month LIBOR equal to [ - ]%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Offered Certificates as well as any changes in day count.

Servicer Advancing:	With respect to the Servicer, yes as to principal and interest, subject to recoverability.

Compensating Interest:	The Servicer shall provide Compensating Interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B) its aggregate Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:	The transaction has a 10% optional clean-up call.

Rating Agencies:	Standard & Poor’s Ratings Group, Moody’s Investors Service, Inc., and Fitch, Inc. will rate all of the Offered Certificates.

Minimum Denomination:	$25,000 with regard to Class A Certificates, and $250,000 with regard to the Class M and B Certificates.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Legal Investment:	It is anticipated that the Class A-1 and the Class M-1 Certificates will be SMMEA eligible.

ERISA Eligible:	Underwriter’s exemption is expected to apply to all Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:	Debt for federal income tax purposes.

Prospectus:

The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the “Prospectus”). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE “RISK FACTORS” IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of “Principal Distributions on the Certificates”. Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-Up Call date, subject to the WAC Cap. Interest will be paid monthly, on the Class M-6 Certificates, at a specified rate that will step up after the optional clean-up call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) [-]% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal [- ]% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Class Certificate Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Class Certificate Balances of the Class A Certificates have been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in December 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to [ - ]%.

Class	Initial Subordination Percentage	Step-Down Date Percentage
A
M-1
M-2
M-3
M-4
M-5
M-6

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60+ day rolling average equals or exceeds [ - ]% of the prior period’s Senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 day+ rolling average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent including Mortgage Loans in foreclosure, all REO property and mortgage loans where the mortgagor has filed for bankruptcy) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the “Cumulative Realized Loss Percentage”) exceeds the amounts set forth below:

Distribution Dates	Cumulative Realized Loss Percentage
December 2007 – November 2008	[ - ]% for the first month, plus an additional 1/12th of [ - ]% for each month thereafter (e.g., approximately [ - ]% in January 2008)
December 2008 – November 2009	[ - ]% for the first month, plus an additional 1/12th of [ - ]% for each month thereafter (e.g., approximately [ - ]% in January 2009)
December 2009 – November 2010	[ - ]% for the first month, plus an additional 1/12th of [ - ]% for each month thereafter (e.g., approximately [ - ]% in January 2010)
December 2010 and thereafter	[ - ]%

Step-Up Coupons. For all Offered Certificates the coupon will increase after the Optional Clean-Up Call date is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates (except for the Class M-6 Certificates) will increase to 1.5 times the margin at issuance. For the M-6 Certificates, the coupon will increase by 0.50%.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [    ]% ([    ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass Through Rate. The Class M-6 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) 6.00% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate and the trustee fee rate plus the swap receivables, if any, less swap payments, if any, divided by the collateral balance at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of Offered Certificates, the supplemental interest amount for each class will equal the sum of: (i) the excess, if any, of interest that would

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

otherwise be due on such class of Certificates at such Certificates’ applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to their capped Pass-Through Rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates’ applicable Pass-Through Rate (without regard to the WAC Cap).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable Servicing Fee and Trustee Fee in respect of such Mortgage Loan.

Interest Distributions on the Principal Certificates. On each Distribution Date, Available Funds will be allocated as follows:

(i)	From Available Funds, to the Swap Provider all swap payments owed,

(ii)	from the Interest Remittance Amounts to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates

(iii)	from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

Principal Distributions on the Principal Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions will be allocated from the remaining Available Funds up to the Principal Distribution Amount as follows:

(i)	to the Class A-1 Certificates, until the Class Certificate Balances thereof have been reduced to zero;

(ii)	to the Class M Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero, and

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, principal distributions will be allocated from the remaining Available Funds up to the Principal Distribution Amount as follows:

(i)	to the Class A-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class A-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(ii)	to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(iii)	to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(iv)	to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(v)	to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(vi)	to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(vii)	to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero, and

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i)	to the Class M-1 Certificates, their unpaid interest shortfall amount,

(ii)	to the Class M-2 Certificates, their unpaid interest shortfall amount,

(iii)	to the Class M-3 Certificates, their unpaid interest shortfall amount,

(iv)	to the Class M-4 Certificates, their unpaid interest shortfall amount,

(v)	to the Class M-5 Certificates, their unpaid interest shortfall amount,

(vi)	to the Class M-6 Certificates, their unpaid interest shortfall amount,

(vii)	concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates

(viii)	sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, and Class M-6 Certificates any Basis Risk Carry Forward Amount for such classes

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class M-6 Certificates, fourth to the Class M-5 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-3 Certificates, seventh to the Class M-2 Certificates and eighth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its Class Certificate Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A-1 Certificates until the Last Scheduled Distribution Date.

Available Funds. For any Distribution Date, the sum of the following amounts, (i) the aggregate amount of monthly payments on the mortgage loans due on the due date in the related Due Period and received by the servicer on or prior to the related Determination Date, after deduction of the related servicing fee and trustee fee, together with any related P&I Advance on that Distribution Date and any net swap payments received from the Swap Provider for such Distribution Date (ii) certain unscheduled payments in respect of the mortgage loans received by the servicer during the related Prepayment Period, including prepayments, Insurance Proceeds, Condemnation Proceeds and net Liquidation Proceeds, excluding Prepayment Premiums, (iii) Compensating Interest payments in respect of prepayment interest shortfalls for that Distribution Date, (iv) the proceeds from repurchases of mortgage loans, and (v) all proceeds received with respect to any optional clean-up call. The holders of the Class P certificates will be entitled to all Prepayment Premiums received on the mortgage loans and such amounts will not be part of Available Funds or available for distribution to the holders of the LIBOR Certificates.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee, Trustee Fee, swap payments, if any, plus swap receipts, if any.

Accrued Certificate Interest. For any Distribution Date and each class of Principal Certificates, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or, in the case of the Offered Certifiicates, the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less Servicing Fee, Trustee Fee) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Principal Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Remittance Amount. On any Distribution Date, the sum of

(i)	all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

(ii)	the principal portion of all partial and full prepayments received during the related prepayment period,

(iii)	the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

(iv)	the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

(v)	the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

(vi)	the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A-1 Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately [ - ]% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately [ - ]% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately [ - ]% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Class Certificate Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

[ - ]% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Class Certificate Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Class Certificate Balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately [ - ]% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the Class Certificate Balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately [ - ]% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)

Product	No Penalty	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	Total
2 Year ARM	$71,654,657	$53,378,322	$314,232,820	$52,025,675	$327,932	$18,422,116	$510,041,521
2 Year ARM IO	1,902,156	11,370,592	71,786,070	7,114,604	355,696	2,432,700	94,961,818
3 Year ARM	3,529,627	1,020,694	1,215,425	83,672,044	311,638	1,606,354	91,355,782
3 Year ARM IO	0	119,920	350,000	8,660,345	0	406,000	9,536,265
5 Year ARM	773,879	442,109	316,983	2,657,670	0	3,395,060	7,585,700
5 Year ARM IO	0	0	0	1,278,610	0	168,350	1,446,960
6 Month LIBOR ARM	0	0	1,148,750	0	0	0	1,148,750
Balloon	0	0	113,907	0	0	123,806	237,713
Fixed	43,015,987	8,053,952	8,022,245	85,924,929	2,857,613	155,332,878	303,207,604
Fixed IO	0	0	0	2,991,450	0	4,322,938	7,314,388

Total:	$120,876,305	$74,385,590	$397,186,199	$244,325,326	$3,852,880	$186,210,202	$1,026,836,502

Product	No Penalty	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months
2 Year ARM	6.98%	5.20%	30.60%	5.07%	0.03%	1.79%
2 Year ARM IO	0.19	1.11	6.99	0.69	0.03	0.24
3 Year ARM	0.34	0.10	0.12	8.15	0.03	0.16
3 Year ARM IO	0.00	0.01	0.03	0.84	0.00	0.04
5 Year ARM	0.08	0.04	0.03	0.26	0.00	0.33
5 Year ARM IO	0.00	0.00	0.00	0.12	0.00	0.02
6 Month LIBOR ARM	0.00	0.00	0.11	0.00	0.00	0.00
Balloon	0.00	0.00	0.01	0.00	0.00	0.01
Fixed	4.19	0.78	0.78	8.37	0.28	15.13
Fixed IO	0.00	0.00	0.00	0.29	0.00	0.42

Total:	11.77%	7.24%	38.68%	23.79%	0.38%	18.13%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates

The assumptions for the breakeven CDR table below are as follows:

•	[The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

•	1-month and 6-month Forward LIBOR curves (as of close on [Date]) are used

•	[ - ]% loss severity

•	There is a 6 month lag in recoveries

•	Priced to call with collateral losses calculated through the life of the applicable bond

•	[Certificates are priced at par]

•	Assumes bonds pay on 25th of month]

		First Dollar of Loss	LIBOR Flat	0% Return
Class M-1	CDR (%)
Yield (%)
WAL
Modified Duration
Principal Window
Principal Writedown ($)
Total Collat Loss ($)

Class M-2	CDR (%)
Yield (%)
WAL
Modified Duration
Principal Window
Principal Writedown ($)
Total Collat Loss ($)

Class M-3	CDR (%)
Yield (%)
WAL
Modified Duration
Principal Window
Principal Writedown ($)
Total Collat Loss ($)

Class M-4	CDR (%)
Yield (%)
WAL
Modified Duration
Principal Window
Principal Writedown ($)
Total Collat Loss ($)

Class M-5	CDR (%)
Yield (%)
WAL
Modified Duration
Principal Window
Principal Writedown ($)
Total Collat Loss ($)

Class M-6	CDR (%)
Yield (%)
WAL
Modified Duration
Principal Window
Principal Writedown ($)
Total Collat Loss ($)

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a Swap Agreement with an initial notional amount of $[ - ]. Under the Swap Agreement, the trust shall be obligated to pay an amount equal to approximately [ - ]% (per annum rate) on the swap notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to One-Month LIBOR on the swap notional amount from the Swap Provider, on each Distribution Date, accrued during the swap accrual period, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. Shown below is the aggregate swap notional amount schedule, which generally has been derived by adding (A) for the fixed rate collateral, a notional balance corresponding to [ - ]x the pricing speed and (B) for the adjustable rate collateral (1) during the respective fixed rate period, a notional balance corresponding to [ - ]x the pricing speed and (2) during the respective adjustable rate period, zero.

Period	Notional Balance ($)	Period	Notional Balance ($)

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) [ - ] remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

Distribution Date	Avail. Funds Cap (%)	Avail. Funds Cap (%)	Avail. Funds Cap(%)	Distribution Date	Avail. Funds Cap (%)	Avail. Funds Cap (%)	Avail. Funds Cap(%)

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date	Avail. Funds Cap (%)	Avail. Funds Cap (%)	Avail. Funds Cap(%)
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Mortgage Loans – All Collateral (1)

Scheduled Principal Balance:	$1,026,836,502
Number of Mortgage Loans:	6,380
Average Scheduled Principal Balance:	$160,946
Weighted Average Gross Coupon:	6.962%
Weighted Average Net Coupon: (2)	6.460%
Weighted Average Current FICO Score:	625
Weighted Average Original LTV Ratio:	78.02%
Weighted Average Stated Remaining Term (months):	354
Weighted Average Seasoning (months):	2
Weighted Average Months to Roll: (3)	25
Weighted Average Gross Margin: (3)	5.59%
Weighted Average Initial Rate Cap: (3)	1.50%
Weighted Average Periodic Rate Cap: (3)	1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)	13.98%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fee
(3)	Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	51	$2,546,010	0.25%	7.520%	611	$49,922	63.19%	90.19%	82.34%
$50,001 - $75,000	744	47,978,340	4.67	7.411	616	64,487	74.27	91.70	93.22
$75,001 - $100,000	1,063	93,686,808	9.12	7.247	612	88,134	76.74	92.84	95.54
$100,001 - $125,000	1,015	113,993,918	11.10	7.135	618	112,309	77.82	91.66	97.24
$125,001 - $150,000	863	118,775,648	11.57	6.980	621	137,631	78.64	91.17	96.73
$150,001 - $200,000	1,075	186,172,911	18.13	6.941	623	173,184	77.96	86.83	98.30
$200,001 - $250,000	606	134,842,907	13.13	6.858	624	222,513	78.48	83.69	98.08
$250,001 - $300,000	375	102,790,806	10.01	6.831	625	274,109	79.21	82.03	98.37
$300,001 - $350,000	245	79,698,554	7.76	6.775	633	325,300	79.47	69.40	98.78
$350,001 - $400,000	158	59,333,390	5.78	6.718	637	375,528	79.73	60.79	99.40
$400,001 & Above	185	87,017,209	8.47	6.840	652	470,363	76.88	59.76	99.04

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	4	$696,106	0.07%	4.941%	729	$174,026	84.90%	100.00%	100.00%
5.00 - 5.49%	23	3,883,558	0.38	5.283	681	168,850	74.24	92.65	100.00
5.50 - 5.99%	551	106,965,560	10.42	5.864	669	194,130	74.14	93.88	98.90
6.00 - 6.49%	865	155,525,488	15.15	6.290	646	179,798	77.43	90.13	98.45
6.50 - 6.99%	2,178	373,269,558	36.35	6.790	630	171,382	78.32	80.00	97.99
7.00 - 7.49%	961	144,418,216	14.06	7.271	610	150,279	79.03	79.23	97.37
7.50 - 7.99%	1,221	171,936,882	16.74	7.750	600	140,816	79.27	76.06	95.86
8.00 - 8.49%	253	32,208,734	3.14	8.248	583	127,307	79.51	79.12	96.20
8.50 - 8.99%	263	31,279,974	3.05	8.744	568	118,935	78.29	90.05	96.78
9.00% & Above	61	6,652,426	0.65	9.497	566	109,056	76.69	88.26	95.57

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	190	$36,193,182	3.52%	6.344%	763	$190,490	74.77%	69.20%	95.16%
720 - 739	116	21,308,751	2.08	6.529	729	183,696	78.20	53.72	97.26
700 - 719	203	36,292,914	3.53	6.478	709	178,783	78.02	69.94	98.12
680 - 699	342	60,935,947	5.93	6.646	689	178,175	77.25	64.31	95.65
660 - 679	559	97,730,272	9.52	6.713	669	174,831	77.84	61.12	97.02
640 - 659	809	137,802,631	13.42	6.793	649	170,337	78.13	72.96	97.81
620 - 639	1,107	179,270,784	17.46	6.830	629	161,943	79.16	86.14	97.24
600 - 619	782	122,086,797	11.89	6.960	609	156,121	78.75	91.41	98.16
580 - 599	759	115,976,520	11.29	7.127	590	152,802	78.51	90.33	98.03
560 - 579	573	85,929,418	8.37	7.390	570	149,964	80.12	98.31	99.07
540 - 559	469	67,829,275	6.61	7.458	551	144,625	77.09	97.54	97.86
520 - 539	322	44,072,547	4.29	7.675	530	136,871	73.36	100.00	97.35
500 - 519	149	21,407,463	2.08	7.849	515	143,674	73.56	100.00	100.00

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	497	$66,818,744	6.51%	6.733%	621	$134,444	48.77%	80.87%	94.94%
60.01 - 70.00%	511	81,505,645	7.94	6.926	608	159,502	66.39	81.10	92.81
70.01 - 80.00%	3,780	626,469,669	61.01	6.928	635	165,733	78.93	76.02	98.33
80.01 - 85.00%	625	95,161,471	9.27	7.058	606	152,258	83.94	100.00	94.93
85.01 - 90.00%	967	156,880,972	15.28	7.156	610	162,235	89.29	99.89	100.00

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	497	$66,818,744	6.51%	6.733%	621	$134,444	48.77%	80.87%	94.94%
60.01 - 70.00%	511	81,505,645	7.94	6.926	608	159,502	66.39	81.10	92.81
70.01 - 80.00%	3,780	626,469,669	61.01	6.928	635	165,733	78.93	76.02	98.33
80.01 - 85.00%	625	95,161,471	9.27	7.058	606	152,258	83.94	100.00	94.93
85.01 - 90.00%	967	156,880,972	15.28	7.156	610	162,235	89.29	99.89	100.00

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	5,561	$848,237,337	82.61%	6.928%	617	$152,533	78.46%	100.00%	97.63%
Stated	819	178,599,164	17.39	7.126	663	218,070	75.97	0.00	97.53

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cashout Refi	4,093	$633,622,431	61.71%	6.991%	611	$154,806	76.92%	88.95%	96.68%
Purchase	2,100	366,932,632	35.73	6.906	651	174,730	79.91	71.08	99.21
Nocash Refi	187	26,281,439	2.56	7.048	618	140,542	78.38	90.69	97.91

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	6,172	$1,002,331,487	97.61%	6.955%	625	$162,400	78.15%	82.62%	100.00%
Rental	188	22,238,994	2.17	7.272	637	118,293	73.08	81.94	0.00
2nd Home	20	2,266,020	0.22	6.842	675	113,301	70.58	82.70	0.00

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	5,070	$791,272,871	77.06%	6.983%	622	$156,070	77.90%	82.91%	97.50%
PUD	687	130,789,850	12.74	6.944	629	190,378	78.32	80.33	98.67
Condo	429	70,382,823	6.85	6.779	644	164,063	79.60	82.90	96.19
Multi Unit	130	25,481,771	2.48	6.881	637	196,014	75.74	83.73	100.00
Townhouse	59	8,401,445	0.82	7.042	623	142,397	78.89	82.49	96.03
Modular Home	5	507,742	0.05	6.433	676	101,548	68.83	100.00	100.00

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	1,265	$295,555,626	28.78%	6.669%	636	$233,641	75.58%	76.29%	97.25%
FL	573	75,917,501	7.39	7.123	617	132,491	77.66	80.94	96.29
TX	603	64,583,004	6.29	7.226	612	107,103	77.40	81.79	97.87
IL	276	46,027,224	4.48	7.063	613	166,765	81.83	86.84	98.61
NV	226	43,385,475	4.23	6.880	623	191,971	77.37	87.15	96.83
WA	251	39,983,128	3.89	6.722	634	159,295	79.54	90.19	98.05
MD	196	39,199,660	3.82	7.260	612	199,998	79.40	87.25	97.02
NJ	162	35,792,072	3.49	7.024	610	220,939	76.29	85.05	98.95
VA	192	33,844,064	3.30	7.164	617	176,271	78.40	77.94	97.65
PA	216	29,262,672	2.85	7.152	613	135,475	78.66	90.00	96.46
Other	2,420	323,286,077	31.48	7.084	626	133,589	79.76	85.77	98.14

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Zip
Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
89031	20	$4,116,597	0.40%	7.112%	610	$205,830	77.43%	100.00%	89.88%
92154	8	2,853,350	0.28	6.806	612	356,669	78.72	74.21	92.83
92345	14	2,572,027	0.25	7.044	603	183,716	77.79	92.77	100.00
92126	8	2,567,039	0.25	6.927	654	320,880	79.37	100.00	100.00
92509	12	2,491,947	0.24	6.432	628	207,662	75.88	91.33	100.00
92054	8	2,484,429	0.24	6.629	660	310,554	76.16	23.92	82.67
89108	13	2,394,325	0.23	6.988	628	184,179	80.39	91.16	100.00
20772	10	2,393,608	0.23	7.147	599	239,361	82.02	91.88	87.58
89032	12	2,356,112	0.23	7.115	592	196,343	80.15	92.91	100.00
91913	6	2,287,599	0.22	6.348	686	381,266	78.17	48.23	100.00
Other	6,269	1,000,319,469	97.42	6.964	625	159,566	78.01	82.62	97.69

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Remaining Months to Maturity
Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	213	$20,361,410	1.98%	6.945%	630	$95,593	68.34%	90.32%	96.44%
181 - 240	121	12,090,134	1.18	7.152	613	99,918	76.40	94.60	97.18
241 - 360	6,046	994,384,958	96.84	6.960	625	164,470	78.24	82.30	97.64

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 Year ARM	2,901	$510,041,521	49.67%	7.030%	613	$175,816	78.74%	79.50%	97.47%
Fixed	2,292	303,207,604	29.53	6.929	631	132,290	75.57	91.15	96.86
2 Year ARM IO	379	94,961,818	9.25	6.542	666	250,559	79.80	70.02	100.00
3 Year ARM	675	91,355,782	8.90	7.239	618	135,342	79.99	82.36	98.25
3 Year ARM IO	44	9,536,265	0.93	6.543	662	216,733	79.41	95.73	100.00
5 Year ARM	43	7,585,700	0.74	6.847	649	176,412	78.51	87.60	93.82
Fixed IO	32	7,314,388	0.71	6.534	674	228,575	81.49	97.91	100.00
5 Year ARM IO	7	1,446,960	0.14	6.480	651	206,709	79.36	100.00	100.00
6 Month LIBOR ARM	5	1,148,750	0.11	5.652	735	229,750	66.47	0.00	100.00
Balloon	2	237,713	0.02	7.130	634	118,856	80.00	100.00	100.00

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	24	$3,626,163	0.35%	6.932%	633	$151,090	75.67%	56.96%	100.00%
1.50%	4,030	712,450,633	69.38	6.981	622	176,787	79.04	78.94	97.90
NA	2,326	310,759,705	30.26	6.920	632	133,603	75.71	91.32	96.94

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	24	$3,626,163	0.35%	6.932%	633	$151,090	75.67%	56.96%	100.00%
1.50%	4,030	712,450,633	69.38	6.981	622	176,787	79.04	78.94	97.90
NA	2,326	310,759,705	30.26	6.920	632	133,603	75.71	91.32	96.94

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Months to Rate Reset

Months To Rate Reset	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1-12	5	$1,148,750	0.11%	5.652%	735	$229,750	66.47%	0.00%	100.00%
13 - 24	3,280	605,003,339	58.92	6.954	621	184,452	78.90	78.01	97.86
25 - 36	719	100,892,046	9.83	7.174	622	140,323	79.94	83.63	98.41
49 & Above	50	9,032,660	0.88	6.788	649	180,653	78.65	89.59	94.81
NA	2,326	310,759,705	30.26	6.920	632	133,603	75.71	91.32	96.94

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
11.99% & Below	8	$1,695,036	0.17%	5.418%	728	$211,880	73.22%	32.23%	100.00%
12.00 - 12.49%	15	2,430,137	0.24	5.260	680	162,009	76.55	88.25	100.00
12.50 - 12.99%	302	63,795,667	6.21	5.864	661	211,244	77.40	94.92	98.41
13.00 - 13.49%	559	109,257,201	10.64	6.297	641	195,451	78.97	88.44	98.91
13.50 - 13.99%	1,428	266,348,822	25.94	6.794	627	186,519	79.12	76.01	98.45
14.00 - 14.49%	617	102,422,113	9.97	7.271	610	166,000	79.63	74.39	97.61
14.50 - 14.99%	771	121,644,374	11.85	7.750	599	157,775	79.44	71.21	96.51
15.00 - 15.49%	149	21,236,311	2.07	8.255	583	142,526	78.99	73.62	95.41
15.50 - 15.99%	166	22,452,872	2.19	8.748	571	135,258	78.88	87.25	96.30
16.00% & Above	39	4,794,263	0.47	9.511	566	122,930	77.17	85.06	96.46
NA	2,326	310,759,705	30.26	6.920	632	133,603	75.71	91.32	96.94

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Margin
Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	764	$153,156,251	14.92%	6.097%	651	$200,466	78.38%	90.66%	99.08%
5.00 - 5.49%	1,210	227,129,647	22.12	6.745	628	187,710	79.34	78.89	98.25
5.50 - 5.99%	785	138,655,019	13.50	7.066	618	176,631	78.85	72.13	98.29
6.00 - 6.49%	757	119,963,577	11.68	7.624	601	158,472	79.80	74.17	96.48
6.50 - 6.99%	299	45,232,778	4.41	7.916	598	151,280	78.54	66.62	96.07
7.00% & Above	238	31,858,525	3.10	8.781	572	133,859	78.40	85.42	96.08
NA	2,327	310,840,705	30.27	6.920	632	133,580	75.72	91.32	96.94

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Adjustable Rate Mortgage Loans (1)

Scheduled Principal Balance:	$716,076,796
Number of Mortgage Loans:	4,054
Average Scheduled Principal Balance:	$176,635
Weighted Average Gross Coupon:	6.980%
Weighted Average Net Coupon: (2)	6.478%
Weighted Average Current FICO Score:	622
Weighted Average Original LTV Ratio:	79.03%
Weighted Average Stated Remaining Term (months):	359
Weighted Average Seasoning (months):	2
Weighted Average Months to Roll:	25
Weighted Average Gross Margin:	5.59%
Weighted Average Initial Rate Cap:	1.50%
Weighted Average Periodic Rate Cap:	1.50%
Weighted Average Gross Maximum Lifetime Rate:	13.98%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fee

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	7	$349,750	0.05%	7.956%	594	$49,964	58.81%	85.72%	71.43%
$50,001 - $75,000	315	20,692,283	2.89	7.495	609	65,690	76.19	88.11	93.27
$75,001 - $100,000	546	48,158,180	6.73	7.318	606	88,202	78.74	91.72	95.78
$100,001 - $125,000	616	69,068,220	9.65	7.161	613	112,124	79.18	89.94	97.75
$125,001 - $150,000	596	82,193,998	11.48	7.002	616	137,909	79.77	89.60	96.99
$150,001 - $200,000	748	130,259,188	18.19	6.981	617	174,143	78.89	84.79	98.48
$200,001 - $250,000	453	101,106,411	14.12	6.925	620	223,193	79.18	80.84	97.85
$250,001 - $300,000	297	81,428,701	11.37	6.866	621	274,171	79.42	81.35	98.26
$300,001 - $350,000	202	65,733,451	9.18	6.809	630	325,413	79.99	68.80	98.98
$350,001 - $400,000	132	49,491,360	6.91	6.733	635	374,935	79.89	54.58	99.28
$400,001 & Above	142	67,595,256	9.44	6.934	650	476,023	77.16	52.25	98.76

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	3	$546,286	0.08%	4.928%	712	$182,095	87.40%	100.00%	100.00%
5.00 - 5.49%	15	2,430,137	0.34	5.260	680	162,009	76.55	88.25	100.00
5.50 - 5.99%	307	64,944,417	9.07	5.860	663	211,545	77.21	93.24	98.44
6.00 - 6.49%	558	108,903,201	15.21	6.296	641	195,167	79.03	88.40	98.91
6.50 - 6.99%	1,429	266,702,822	37.25	6.794	627	186,636	79.10	76.04	98.45
7.00 - 7.49%	617	102,422,113	14.30	7.271	610	166,000	79.63	74.39	97.61
7.50 - 7.99%	771	121,644,374	16.99	7.750	599	157,775	79.44	71.21	96.51
8.00 - 8.49%	151	21,535,233	3.01	8.258	583	142,617	79.05	73.99	95.47
8.50 - 8.99%	164	22,153,950	3.09	8.753	572	135,085	78.83	87.08	96.25
9.00% & Above	39	4,794,263	0.67	9.511	566	122,930	77.17	85.06	96.46

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	90	$20,139,757	2.81%	6.452%	760	$223,775	78.41%	54.10%	96.01%
720 - 739	74	14,840,907	2.07	6.545	729	200,553	78.76	47.28	97.44
700 - 719	120	24,785,036	3.46	6.549	709	206,542	79.53	58.43	99.39
680 - 699	195	39,884,160	5.57	6.698	689	204,534	79.31	55.13	97.23
660 - 679	335	64,017,542	8.94	6.783	669	191,097	78.81	49.52	96.95
640 - 659	500	95,004,949	13.27	6.812	649	190,010	78.55	64.87	98.16
620 - 639	729	128,110,493	17.89	6.815	629	175,735	79.80	83.46	97.42
600 - 619	470	79,036,118	11.04	6.927	609	168,162	79.67	90.37	98.05
580 - 599	512	85,944,316	12.00	7.090	590	167,860	79.58	89.84	97.96
560 - 579	383	63,243,090	8.83	7.379	570	165,126	81.48	97.71	99.44
540 - 559	317	50,791,830	7.09	7.424	551	160,227	78.14	96.71	98.26
520 - 539	216	32,444,495	4.53	7.631	530	150,206	73.96	100.00	96.89
500 - 519	113	17,834,103	2.49	7.813	515	157,824	73.86	100.00	100.00

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	189	$30,500,675	4.26%	6.923%	602	$161,379	50.14%	71.66%	93.89%
60.01 - 70.00%	246	46,863,675	6.54	7.028	596	190,503	66.61	75.22	93.00
70.01 - 80.00%	2,656	472,105,255	65.93	6.926	634	177,750	79.15	72.21	98.59
80.01 - 85.00%	374	61,647,839	8.61	7.115	595	164,834	84.15	100.00	94.84
85.01 - 90.00%	589	104,959,351	14.66	7.140	602	178,199	89.42	99.84	100.00

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	189	$30,500,675	4.26%	6.923%	602	$161,379	50.14%	71.66%	93.89%
60.01 - 70.00%	246	46,863,675	6.54	7.028	596	190,503	66.61	75.22	93.00
70.01 - 80.00%	2,656	472,105,255	65.93	6.926	634	177,750	79.15	72.21	98.59
80.01 - 85.00%	374	61,647,839	8.61	7.115	595	164,834	84.15	100.00	94.84
85.01 - 90.00%	589	104,959,351	14.66	7.140	602	178,199	89.42	99.84	100.00

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	3,402	$564,450,903	78.83%	6.938%	611	$165,917	79.67%	100.00%	97.93%
Stated	652	151,625,893	21.17	7.140	663	232,555	76.63	0.00	97.84

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cashout Refi	2,198	$383,795,805	53.60%	7.037%	601	$174,611	78.13%	86.77%	96.76%
Purchase	1,776	320,149,611	44.71	6.905	648	180,264	80.09	68.98	99.26
Nocash Refi	80	12,131,380	1.69	7.180	602	151,642	79.24	87.33	98.47

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	3,942	$701,086,980	97.91%	6.974%	622	$177,851	79.14%	78.84%	100.00%
Rental	100	13,585,166	1.90	7.317	628	135,852	73.33	78.74	0.00
2nd Home	12	1,404,650	0.20	6.968	673	117,054	75.65	72.10	0.00

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	3,117	$536,889,359	74.98%	7.005%	618	$172,246	78.97%	79.02%	97.76%
PUD	471	96,225,041	13.44	6.987	627	204,299	78.82	76.15	99.17
Condo	322	56,189,115	7.85	6.736	645	174,500	80.28	80.44	96.46
Multi Unit	101	20,514,748	2.86	6.912	637	203,116	78.12	82.10	100.00
Townhouse	43	6,258,534	0.87	7.156	612	145,547	79.13	77.93	97.64

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	881	$224,251,454	31.32%	6.707%	632	$254,542	77.21%	71.53%	97.65%
FL	294	42,735,110	5.97	7.191	618	145,358	79.14	73.16	96.17
IL	247	42,316,685	5.91	7.049	612	171,323	82.04	85.87	98.95
NV	163	32,501,425	4.54	6.916	619	199,395	78.19	83.12	96.59
MD	142	30,143,532	4.21	7.290	612	212,278	80.37	84.60	97.02
TX	231	27,812,533	3.88	7.357	603	120,401	78.66	75.52	98.52
NJ	125	27,704,299	3.87	7.063	603	221,634	77.39	84.59	98.88
WA	161	26,210,616	3.66	6.673	629	162,799	80.75	89.94	98.93
VA	124	24,001,496	3.35	7.227	618	193,560	78.44	70.24	98.04
AZ	142	20,019,357	2.80	7.080	626	140,981	81.19	76.83	97.21
Other	1,544	218,380,288	30.50	7.116	620	141,438	80.14	84.10	98.35

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
89031	13	$2,922,098	0.41%	7.074%	611	$224,777	78.81%	100.00%	85.75%
92154	8	2,853,350	0.40	6.806	612	356,669	78.72	74.21	92.83
92126	8	2,567,039	0.36	6.927	654	320,880	79.37	100.00	100.00
91913	6	2,287,599	0.32	6.348	686	381,266	78.17	48.23	100.00
20772	9	2,212,253	0.31	7.077	605	245,806	82.19	91.22	86.56
92054	7	2,199,951	0.31	6.653	663	314,279	75.69	14.08	80.43
89108	10	1,911,821	0.27	6.985	625	191,182	80.83	88.93	100.00
92592	6	1,837,641	0.26	6.417	618	306,273	76.07	100.00	100.00
91342	6	1,801,488	0.25	5.880	695	300,248	75.04	55.99	100.00
92551	8	1,781,190	0.25	7.110	600	222,649	78.23	87.65	100.00
Other	3,973	693,702,366	96.88	6.988	622	174,604	79.05	78.90	98.03

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	1	$101,500	0.01%	6.250%	621	$101,500	61.14%	100.00%	0.00%
241 - 360	4,053	715,975,296	99.99	6.980	622	176,653	79.03	78.82	97.92

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 Year ARM	2,901	$510,041,521	71.23%	7.030%	613	$175,816	78.74%	79.50%	97.47%
2 Year ARM IO	379	94,961,818	13.26	6.542	666	250,559	79.80	70.02	100.00
3 Year ARM	675	91,355,782	12.76	7.239	618	135,342	79.99	82.36	98.25
3 Year ARM IO	44	9,536,265	1.33	6.543	662	216,733	79.41	95.73	100.00
5 Year ARM	43	7,585,700	1.06	6.847	649	176,412	78.51	87.60	93.82
5 Year ARM IO	7	1,446,960	0.20	6.480	651	206,709	79.36	100.00	100.00
6 Month LIBOR ARM	5	1,148,750	0.16	5.652	735	229,750	66.47	0.00	100.00

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	24	$3,626,163	0.51%	6.932%	633	$151,090	75.67%	56.96%	100.00%
1.50%	4,030	712,450,633	99.49	6.981	622	176,787	79.04	78.94	97.90

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	24	$3,626,163	0.51%	6.932%	633	$151,090	75.67%	56.96%	100.00%
1.50%	4,030	712,450,633	99.49	6.981	622	176,787	79.04	78.94	97.90

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Months to Rate Reset
Months To Rate Reset	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1-12	5	$1,148,750	0.16%	5.652%	735	$229,750	66.47%	0.00%	100.00%
13 - 24	3,280	605,003,339	84.49	6.954	621	184,452	78.90	78.01	97.86
25 - 36	719	100,892,046	14.09	7.174	622	140,323	79.94	83.63	98.41
49 >=	50	9,032,660	1.26	6.788	649	180,653	78.65	89.59	94.81

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Life Maximum Rate
Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
11.99% & Below	8	$1,695,036	0.24%	5.418%	728	$211,880	73.22%	32.23%	100.00%
12.00 - 12.49%	15	2,430,137	0.34	5.260	680	162,009	76.55	88.25	100.00
12.50 - 12.99%	302	63,795,667	8.91	5.864	661	211,244	77.40	94.92	98.41
13.00 - 13.49%	559	109,257,201	15.26	6.297	641	195,451	78.97	88.44	98.91
13.50 - 13.99%	1,428	266,348,822	37.20	6.794	627	186,519	79.12	76.01	98.45
14.00 - 14.49%	617	102,422,113	14.30	7.271	610	166,000	79.63	74.39	97.61
14.50 - 14.99%	771	121,644,374	16.99	7.750	599	157,775	79.44	71.21	96.51
15.00 - 15.49%	149	21,236,311	2.97	8.255	583	142,526	78.99	73.62	95.41
15.50 - 15.99%	166	22,452,872	3.14	8.748	571	135,258	78.88	87.25	96.30
16.00% & Above	39	4,794,263	0.67	9.511	566	122,930	77.17	85.06	96.46

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Margin
Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	764	$153,156,251	21.39%	6.097%	651	$200,466	78.38%	90.66%	99.08%
5.00 - 5.49%	1,210	227,129,647	31.72	6.745	628	187,710	79.34	78.89	98.25
5.50 - 5.99%	785	138,655,019	19.36	7.066	618	176,631	78.85	72.13	98.29
6.00 - 6.49%	757	119,963,577	16.75	7.624	601	158,472	79.80	74.17	96.48
6.50 - 6.99%	299	45,232,778	6.32	7.916	598	151,280	78.54	66.62	96.07
7.00% & Above	238	31,858,525	4.45	8.781	572	133,859	78.40	85.42	96.08

NA	1	81,000	0.01	8.125	631	81,000	90.00	100.00	100.00

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Fixed Rate Mortgage Loans (1)

Scheduled Principal Balance:	$310,759,705
Number of Mortgage Loans:	2,326
Average Scheduled Principal Balance:	$133,603
Weighted Average Gross Coupon:	6.920%
Weighted Average Net Coupon: (2)	6.418%
Weighted Average Current FICO Score:	632
Weighted Average Original LTV Ratio:	75.71%
Weighted Average Stated Remaining Term (months):	342
Weighted Average Seasoning (months):	2

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fee

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	44	$2,196,260	0.71%	7.451%	614	$49,915	63.89%	90.90%	84.08%
$50,001 - $75,000	429	27,286,058	8.78	7.348	622	63,604	72.81	94.42	93.17
$75,001 - $100,000	517	45,528,628	14.65	7.173	617	88,063	74.63	94.03	95.28
$100,001 - $125,000	399	44,925,699	14.46	7.095	625	112,596	75.72	94.28	96.46
$125,001 - $150,000	267	36,581,650	11.77	6.930	631	137,010	76.12	94.69	96.16
$150,001 - $200,000	327	55,913,723	17.99	6.848	635	170,990	75.78	91.58	97.89
$200,001 - $250,000	153	33,736,496	10.86	6.655	637	220,500	76.39	92.23	98.74
$250,001 - $300,000	78	21,362,106	6.87	6.698	644	273,873	78.44	84.61	98.81
$300,001 - $350,000	43	13,965,104	4.49	6.616	646	324,770	77.04	72.21	97.83
$350,001 - $400,000	26	9,842,031	3.17	6.643	645	378,540	78.94	92.03	100.00
$400,001 & Above	43	19,421,953	6.25	6.512	659	451,673	75.90	85.89	100.00

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Current Rate
Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	1	$149,819	0.05%	4.990%	792	$149,819	75.76%	100.00%	100.00%
5.00 - 5.49%	8	1,453,421	0.47	5.321	683	181,678	70.37	100.00	100.00
5.50 - 5.99%	244	42,021,143	13.52	5.869	679	172,218	69.41	94.88	99.61
6.00 - 6.49%	307	46,622,287	15.00	6.277	658	151,864	73.67	94.18	97.38
6.50 - 6.99%	749	106,566,735	34.29	6.780	637	142,279	76.36	89.91	96.84
7.00 - 7.49%	344	41,996,103	13.51	7.273	611	122,082	77.57	91.02	96.80
7.50 - 7.99%	450	50,292,509	16.18	7.748	603	111,761	78.87	87.79	94.30
8.00 - 8.49%	102	10,673,501	3.43	8.227	583	104,642	80.44	89.49	97.67
8.50 - 8.99%	99	9,126,023	2.94	8.721	560	92,182	77.00	97.25	98.06
9.00% & Above	22	1,858,163	0.60	9.460	566	84,462	75.46	96.50	93.27

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	100	$16,053,425	5.17%	6.208%	768	$160,534	70.20%	88.15%	94.09%
720 - 739	42	6,467,844	2.08	6.494	731	153,996	76.93	68.48	96.84
700 - 719	83	11,507,878	3.70	6.325	709	138,649	74.76	94.73	95.38
680 - 699	147	21,051,786	6.77	6.549	688	143,209	73.34	81.72	92.65
660 - 679	224	33,712,730	10.85	6.578	669	150,503	75.98	83.14	97.15
640 - 659	309	42,797,682	13.77	6.751	649	138,504	77.19	90.94	97.04
620 - 639	378	51,160,291	16.46	6.868	630	135,345	77.56	92.85	96.79
600 - 619	312	43,050,679	13.85	7.022	610	137,983	77.06	93.32	98.35
580 - 599	247	30,032,204	9.66	7.234	590	121,588	75.46	91.72	98.22
560 - 579	190	22,686,328	7.30	7.420	570	119,402	76.31	100.00	98.03
540 - 559	152	17,037,445	5.48	7.557	551	112,088	73.96	100.00	96.67
520 - 539	106	11,628,053	3.74	7.800	530	109,699	71.67	100.00	98.66
500 - 519	36	3,573,360	1.15	8.025	515	99,260	72.05	100.00	100.00

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Lien
Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Combined Original LTV
Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	308	$36,318,069	11.69%	6.573%	638	$117,916	47.62%	88.61%	95.82%
60.01 - 70.00%	265	34,641,970	11.15	6.788	624	130,724	66.09	89.05	92.54
70.01 - 80.00%	1,124	154,364,414	49.67	6.934	637	137,335	78.29	87.66	97.56
80.01 - 85.00%	251	33,513,632	10.78	6.953	625	133,520	83.56	100.00	95.10
85.01 - 90.00%	378	51,921,620	16.71	7.188	627	137,359	89.04	100.00	100.00

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Original LTV
Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	308	$36,318,069	11.69%	6.573%	638	$117,916	47.62%	88.61%	95.82%
60.01 - 70.00%	265	34,641,970	11.15	6.788	624	130,724	66.09	89.05	92.54
70.01 - 80.00%	1,124	154,364,414	49.67	6.934	637	137,335	78.29	87.66	97.56
80.01 - 85.00%	251	33,513,632	10.78	6.953	625	133,520	83.56	100.00	95.10
85.01 - 90.00%	378	51,921,620	16.71	7.188	627	137,359	89.04	100.00	100.00

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	2,159	$283,786,435	91.32%	6.908%	630	$131,443	76.04%	100.00%	97.04%
Stated	167	26,973,271	8.68	7.046	663	161,517	72.25	0.00	95.82

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cashout Refi	1,895	$249,826,626	80.39%	6.921%	626	$131,835	75.05%	92.29%	96.54%
Purchase	324	46,783,021	15.05	6.911	667	144,392	78.67	85.48	98.90
Nocash Refi	107	14,150,059	4.55	6.936	632	132,244	77.65	93.57	97.43

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	2,230	$301,244,506	96.94%	6.913%	632	$135,087	75.84%	91.42%	100.00%
Rental	88	8,653,829	2.78	7.201	650	98,339	72.69	86.96	0.00
2nd Home	8	861,370	0.28	6.636	678	107,671	62.30	100.00	0.00

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	1,953	$254,383,512	81.86%	6.937%	631	$130,253	75.66%	91.12%	96.97%
PUD	216	34,564,809	11.12	6.824	636	160,022	76.93	91.95	97.29
Condo	107	14,193,708	4.57	6.950	638	132,651	76.92	92.67	95.13
Multi Unit	29	4,967,024	1.60	6.756	634	171,277	65.92	90.44	100.00
Townhouse	16	2,142,911	0.69	6.711	657	133,932	78.18	95.80	91.35
Modular Home	5	507,742	0.16	6.433	676	101,548	68.83	100.00	100.00

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	384	$71,304,172	22.95%	6.552%	646	$185,688	70.43%	91.26%	96.00%
TX	372	36,770,470	11.83	7.127	619	98,845	76.45	86.54	97.37
FL	279	33,182,390	10.68	7.035	617	118,933	75.75	90.96	96.46
PA	121	15,476,383	4.98	6.993	623	127,904	77.96	93.49	98.47
WA	90	13,772,512	4.43	6.816	643	153,028	77.25	90.66	96.36
NV	63	10,884,049	3.50	6.771	636	172,763	74.91	99.17	97.52
VA	68	9,842,568	3.17	7.010	616	144,744	78.30	96.72	96.68
MD	54	9,056,128	2.91	7.163	612	167,706	76.14	96.07	97.00
OR	61	8,980,402	2.89	6.683	654	147,220	78.48	86.48	95.96
OH	68	8,155,750	2.62	7.253	618	119,937	80.42	92.27	98.03
Other	766	93,334,880	30.03	7.060	635	121,847	77.94	91.56	97.44

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
92509	7	$1,328,998	0.43%	6.414%	636	$189,857	74.36%	100.00%	100.00%
95823	6	1,195,050	0.38	6.561	664	199,175	72.96	100.00	81.59
89031	7	1,194,499	0.38	7.203	608	170,643	74.05	100.00	100.00
96789	4	1,104,567	0.36	6.277	683	276,142	80.00	100.00	100.00
79912	5	1,031,368	0.33	6.591	634	206,274	76.90	100.00	100.00
89110	5	953,989	0.31	7.064	648	190,798	78.54	100.00	100.00
92345	5	928,721	0.30	7.109	624	185,744	78.19	100.00	100.00
97526	6	898,520	0.29	6.838	626	149,753	76.15	77.78	100.00
92880	2	876,714	0.28	6.179	695	438,357	84.87	100.00	100.00
92553	5	857,891	0.28	6.685	625	171,578	71.95	100.00	100.00
Other	2,274	300,389,388	96.66	6.928	632	132,097	75.68	91.09	96.91

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	212	$20,259,910	6.52%	6.949%	630	$95,566	68.38%	90.27%	96.92%
181 - 240	121	12,090,134	3.89	7.152	613	99,918	76.40	94.60	97.18
241 - 360	1,993	278,409,661	89.59	6.908	633	139,694	76.22	91.25	96.93

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed	2,292	$303,207,604	97.57%	6.929%	631	$132,290	75.57%	91.15%	96.86%
Fixed IO	32	7,314,388	2.35	6.534	674	228,575	81.49	97.91	100.00
Balloon	2	237,713	0.08	7.130	634	118,856	80.00	100.00	100.00

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.